Initials _____ September 15, 2025 PERSONAL AND CONFIDENTIAL Mr. Ronald Janish RE: Employment Separation and Benefits Perrigo Company Confidential Waiver and Release Agreement Dear Ron: Your employment with Perrigo Company will end September 30, 2025 (Employee’s Termination Date); you will have no continued employment opportunity with Perrigo. This U.S. Waiver and Release Agreement (“the Agreement”) is entered into by and between Perrigo Company plc (“Perrigo” or “the Company”), and Ronald Janish (“you” or “Executive”). Perrigo will extend to Executive the benefits described in Paragraph 1 below. To be eligible to receive any benefits, Executive must enter this Agreement within 21 days of Executive’s Termination Date and not timely revoke it. Benefits available to Executive in exchange for this Agreement are summarized as follows: 1. Career transition assistance if begun within 60 days following your Termination Date. Executive is eligible for the executive transition assistance with a value of $15,000. See the Benefits At-A-Glance for contact information to begin this process. 2. General Release. In full consideration for the Benefits to be provided to Executive under this Agreement, Executive voluntarily and knowingly releases and discharges the Company, its parents, subsidiaries and Affiliates, and their respective officers, directors, shareholders, employees, subsidiaries, divisions, parent companies, employee benefit plans and fiduciaries, both past and present (the “Released Parties”), from any and all claims, debts, suits or causes of action, known or unknown, based upon any fact, circumstance, or event occurring or existing at or prior to the Eligible Executive’s execution of the Waiver and Release Agreement, including, but not limited to, any claims or actions arising out of or during the Eligible Executive’s employment with the Company and/or separation of employment, including any claim under the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., as amended, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., as amended, the Americans with Disabilities Act, 42 U.S.C. § 12101 et seq., the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 301 et seq., as amended, the Older Workers Benefit Protection Act, 29 U.S.C. § 626 (f) et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Elliott-Larsen Civil Rights Act and any and all other federal, state or local laws, and any contract, tort, or common law claims now or hereafter recognized, including, without limitation, any claim of breach of contract, promissory estoppel, detrimental reliance, wrongful discharge, false imprisonment, assault, battery, intentional infliction of emotional distress, defamation, slander, libel, fraud, invasion of privacy, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, conversion, and tortious interference with any type of third-party relationship, as well as any and all damages that may arise out of any such claims, including, without limitation, claims for economic loss, lost profits, loss of capital, lost wages, lost earning capacity, emotional distress, mental anguish, personal injuries, punitive damages, or any future damages, and claims of retaliation of any nature, including, but not limited to, the anti-retaliatory provisions of the statutes identified in this Paragraph 3. “Affiliate” means any member of the group of corporations, trades or businesses or other organizations compromising the “controlled group” with the Company. 3. Exclusions from General Release. Excluded from the General Release above are any claims or rights which cannot be waived by law, including Executive’s right, if any, to workers’ compensation benefits (although Executive represents that Executive has reported all work-related injuries or illnesses, if any, that Executive Docusign Envelope ID: CCDBC2F3-01CC-44D5-8818-E20092A932C2

Personal & Confidential Mr. Ronald Janish September 15, 2025 Page 2 Initials _____ suffered or sustained during employment with the Company), unemployment insurance benefits, vested rights under any retirement plan, and/or rights under any and all Stock Unit Awards made to Executive pursuant to the Perrigo Company plc 2019 Long-Term Incentive Plan. Executive understands that also excluded from the General Release is the right to file an administrative charge of discrimination (or similar charge) or to participate in any other type of state or federal investigation. However, by signing this Agreement Executive agrees that Executive is waiving any right to monetary or injunctive relief, recovery or reinstatement in connection with any such charge or investigation. If Executive is enrolled in the Perrigo Company Employee Welfare Benefits Plan at the Termination Date, Executive and/or covered family members are eligible for group health continuation coverage under COBRA at Executive’s cost. Executive understands that Executive can exercise Executive’s rights to elect COBRA coverage without signing this Agreement. See the attached Benefits At-A-Glance for contact information to begin this process. 4. Confidential Information, Intellectual Property, and Company Property. Executive agrees to continue to abide by the terms and conditions of the Employee Invention and Confidential Information Agreement entered into by Executive with the Company that is incorporated in its entirety into this Agreement by reference. 5. Return of Corporate Property and Records. Executive agrees to return to the Company, before receiving benefits per the terms of this Agreement, all of the Company’s property in Executive’s possession or control including Company credit cards and checks, Company provided computer and cell phone equipment, flash drives, keys, Company car, and all books, records, files, notes, pricing information, customer lists and other data and information pertaining to the business of the Company in any format, delivered to or obtained by Executive or otherwise developed by Executive in connection with the performance of duties as an employee of the Company and Executive further agrees to retain no copies of any such materials in Executive’s possession or control. 6. Ownership of Claims. Executive represents that Executive has not transferred or assigned, or purported to transfer or assign, to any person or entity, any claim described in this Agreement. Executive further agrees to indemnify and hold harmless the Company against any and all claims based upon, arising out of, or in any way connected with any such actual or purported transfer or assignment. 7. Executive Acknowledgements. Executive further agrees that Executive is not aware of any job- related injury or illness for which Executive has not already filed a claim. Executive represents that Executive has not filed any action, claim, charge, or complaint against the Company with any local, state, or federal agency or court. 8. Complete Defense. Executive understands and agrees that this Agreement may be pled as a complete defense to and provides the basis for summary dismissal of any claim or entitlement released and waived by this Agreement which may be asserted in any suit or claim by the Executive against the Company, or those persons or entities released in this Agreement. 9. Resignation of Officer Positions. Effective as of July 15, 2025, the Executive resigned his position as Executive Vice President, Global Operations & Supply Chain and Chief Transformation Officer of the Company, and from any other position he holds with any of the Company's affiliates. While the Parties agree that such resignations are intended to be self-effectuating, the Executive further agrees to execute any documentation the Company determines necessary or appropriate to facilitate such resignation. 10. Cooperation. Executive agrees to be truthful in any and all investigations or statements regarding the Company and provide reasonable assistance to the Company in any investigation, litigation or administrative proceedings relating to events occurring during Executive’s employment with the Company, including, but not limited to, any matters upon which Executive was working at the time of Executive’s separation. Executive shall also be available to the Company for any meetings or conferences the Company deems necessary in preparation for Docusign Envelope ID: CCDBC2F3-01CC-44D5-8818-E20092A932C2

Personal & Confidential Mr. Ronald Janish September 15, 2025 Page 3 Initials _____ the defense or prosecution of any such proceedings, including, but not limited to, providing deposition testimony, trial testimony, and affidavits. The Company shall reimburse Executive for any actual costs and expenses reasonably incurred by Executive while Executive’s services are being utilized by the Company pursuant to this Section. 11. Indemnification. The Company and its Affiliates shall indemnify Executive and hold Executive harmless to the fullest extent permitted by the laws the State of Michigan, against and in respect of any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses, losses, and damages resulting from Executive’s good faith performance of Executive’s duties and obligations with the Company and its Affiliates. The Company and its Affiliates shall cover Executive under directors’ and officers’ liability insurance both during and, while potential liability exists, after employment or non-employment service as a director or officer, as applicable, in the same amount and to the same extent as the Company and its Affiliates cover their other officers and directors. These obligations shall survive the termination of Executive’s employment with the Company and its Affiliates. If any investigation occurs or proceeding is brought or threatened against Executive in respect of which indemnity may be sought against the Company or its Affiliates pursuant to the foregoing, Executive shall notify the Company promptly in writing of the institution of such investigation or proceeding and the Company or its Affiliates shall assume the defense thereof and the employment of counsel and payment of all fees and expenses; provided, however, that if Executive or the Company deems a conflict of interest exists between the Company or its applicable Affiliate and Executive such that it is not legally practicable for the Company or its applicable Affiliate to assume Executive’s defense, Executive shall be entitled to retain separate counsel reasonably acceptable to the Company or its applicable Affiliate and the Company or its applicable Affiliate shall assume the obligation for, and shall make direct payment of all reasonable fees and expenses to, such counsel. Nothing herein shall be interpreted to reduce, diminish, or waive Executive’s indemnification in place on the date before his separation; this provision shall be read solely to continue those existing rights. 12. Non-disparagement. Executive shall not, directly or indirectly or through an agent, in any manner, publicly or privately (including through social media), disparage or impugn the reputation or character of the Company, including its management, products, services, and/or the Executive’s treatment by the Company. Executive will be responsible for any breach of this section caused by Executive and/or Executive’s attorneys, spouse, children, representatives and agents. Executive will be in breach of this section if Executive and/or Executive’s spouse, children, attorneys, representatives and/or agents disclose any information concerning the benefit given to Executive as a result of this Agreement, engage in disparagement or violate this section. This covenant shall not be construed to interfere with Executive’s enforcement of this Agreement, pursuit of legal rights or claims not covered by the General Release in this Agreement, or ability to testify truthfully under oath pursuant to a subpoena, other legal process, or government investigation. The Company also agrees that the Executive Leadership Committee (formerly known as the Operating Committee) of the Company shall not, while they are employed by Perrigo, directly or indirectly or through an agent, in any manner, publicly or privately (including through social media), disparage or impugn the reputation or character of the Executive in any way, and that the Company will be responsible for any breach of this section by any member of the Operating Committee/Executive Committee, such member’s attorneys, family members, representatives and agents 13. User IDs and Passwords. Immediately upon Company’s request, Executive agrees to provide all User IDs and Passwords used by Executive to access Company ESI on Company computers, electronic devices, and software. 14. Miscellaneous. (a) In the event of Executive’s death, this Agreement is personal to and non-assignable by Executive but is binding upon Executive’s heirs and estate and the Executive’s estate shall be entitled to the continued payment of any severance benefits remaining; Docusign Envelope ID: CCDBC2F3-01CC-44D5-8818-E20092A932C2

Personal & Confidential Mr. Ronald Janish September 15, 2025 Page 4 Initials _____ (b) This Agreement is assignable by and is binding upon the Company’s successors and assigns but such assignment shall not relieve the Company of its obligations hereunder; (c) No modification of this Agreement shall be valid unless it is in writing and signed by both parties; (d) This Agreement in no way shall be construed as an admission by the Company that it acted wrongfully toward Executive or that Executive has any rights against the Company for any wrongful action; (e) If any part of this Agreement is found to be unenforceable, the other provisions shall remain fully valid and enforceable. 15. Breach. In the event a court of competent jurisdiction orders that Executive has breached a provision of this Agreement, as a partial remedy to the Company, the Company shall have the right to request that the Court (i) order cessation of Benefits owing to or that may become owing to Executive under the this Agreement, provided that Executive receives at least $1,000 in benefits, which is attributable to Executive’s waiver of any ADEA claims, which remaining amounts shall be fully and irrevocably forfeited, and to recover from Executive any damages suffered by the Company as a result of such breach and/or (ii) award injunctive relief, as may be appropriate under the circumstances. 16. Governing Law. This Agreement shall in all respects be interpreted, enforced and governed under applicable federal law and in the event reference shall be made to state law, the internal laws of the State of Michigan shall apply, without regard to choice of law principles. 17. Acknowledgements. In signing this Agreement, Executive acknowledges that: (a) The Company has not provided Executive with any tax advice with respect to this Agreement, and Executive is solely responsible for the tax consequences of compensation provided under this Agreement or under any Company benefit plan; (b) Executive has signed this Agreement voluntarily and knowingly in exchange for the consideration described in this Agreement, which Executive acknowledges as adequate and satisfactory and beyond that to which Executive is otherwise entitled; (c) Executive is advised by the Company to consult with an attorney before signing this Agreement; (d) Executive has at least twenty-one (21) days in which to consider the Agreement and that Executive has signed on the date indicated below after concluding that this Agreement is satisfactory; (e) Executive is advised by the Company that this Agreement shall not become effective or enforceable until seven (7) days after Executive’s execution of this Agreement, provided that the Agreement is not timely revoked in accordance with this paragraph. Executive also understands that Executive may revoke this Agreement during the seven (7) day period following his signature on this Agreement. To be effective, Executive’s revocation must be in writing and delivered to Kimberly Shriver, Vice President, Global Total Rewards, Attn: Tami Kern, Human Resources Department, 515 Eastern Ave., Allegan, Michigan 49010 within the seven (7) day revocation period. Executive understands that seven (7) days after Executive’s execution of this Agreement, this Agreement will become effective and enforceable without any further affirmative action by either Executive or the Company; Docusign Envelope ID: CCDBC2F3-01CC-44D5-8818-E20092A932C2

Personal & Confidential Mr. Ronald Janish September 15, 2025 Page 5 Initials _____ (f) that neither the Company nor any of its agents, representatives, employees, or attorneys, have made any representations to Executive concerning the terms or effects of this Agreement other than those contained in this Agreement. Please contact Anne Blake-Dreher, VP, Assistant General Counsel, 269-686-3560 if you have any questions. On behalf of Perrigo, I thank you for your service and wish you the best in your future endeavors. Sincerely, PERRIGO COMPANY, PLC By: Kimberly Shriver Kimberly Shriver Its: Vice President, Global Total Rewards I have read this Perrigo Company Confidential Waiver and Release Agreement and I understand all of its terms. I enter into and sign this Perrigo Company Confidential Waiver and Release Agreement knowingly and voluntarily no sooner than October 1, 2025, with full knowledge of what it means. Date: Ronald Janish PLEASE RETURN TO: Tami Kern Human Resources Department Perrigo Company plc 515 Eastern Avenue Allegan, MI 49010 tamara.kern@perrigo.com Docusign Envelope ID: CCDBC2F3-01CC-44D5-8818-E20092A932C2 01-Oct-2025 | 3:01 PDT